Exhibit 10.2.3
AMENDMENT NUMBER 2 AND CONSENT
TO
NOTE AND EQUITY PURCHASE AGREEMENT
          SECOND AMENDMENT AND CONSENT, dated as of December 22, 2005 (this “Agreement”), to the Note and Equity Purchase Agreement, dated as of July 23, 2004, as amended (as the same may amended, supplemented or modified from time to time in accordance with its terms, the “Note Purchase ·Agreement”), by and among MGP INSTRUMENTS, INC., a Delaware corporation (“Borrower”), DOSIMETRY ACQUISITIONS (U.S.), INC., a Delaware corporation (“Topco”), as Guarantor, the securities purchasers that are now and hereafter at any time parties thereto (each a “Purchaser and collectively, “Purchasers”), and AMERICAN CAPITAL FINANCIAL SERVICES, INC., a Delaware corporation (“ACFS”), as agent for Purchasers (“Agent”). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Purchase Agreement.
RECITALS:
          WHEREAS, Topco wishes to enter into the Master Restructuring Agreement and Plan of Merger (“Restructuring Agreement”), by and among Topco, Global Monitoring Systems, Inc. (“GMS”) and the other parties listed therein, in the manner set forth in the Restructuring Agreement, in the form attached hereto as Exhibit A, in order to effect a reorganization of the overall corporate structure of the Loan Parties; and
          WHEREAS, the Loan Parties have requested that the Purchasers Consent to the transactions involving Topco under the Restructuring Agreement and waive breach of any covenants violated thereby; and
          WHEREAS, it is a condition to the Agreement by the Agent that GMS enter into the Guaranty in the form attached hereto as Exhibit B, and that GMS enter into a Pledge and Security. Agreement in the form attached hereto as Exhibit C.
          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Loan Party, each Purchaser and the Agent agrees as follows:
ARTICLE 1
CONSENT
          1.1 The Purchasers hereby consent to the transactions involving Topco under the Restructuring Agreement and hereby waive breach of any covenant in the Note Purchase Agreement violated as a result of such transaction.

ARTICLE 2
OMNIBUS AMENDMENT
          2.1 As part of the transactions to occur under the Restructuring Agreement, Topco will merger with and into Dosimetry Acquisitions (U.S,), LLC (“Dosimetry LLC”), with Dosimetry LLC continuing as the surviving Person (the “Merger”). As a result, references in the Note Purchase Agreement to Topco that assume or treat it as a corporation and references to its officers, directors and stockholders shall cease to be correct after completion of the Merger. Accordingly, the Agent, Purchaser and the Loan Parties intend that all such references in the Note Purchase Agreement and the other Purchase Documents shall instead be deemed to be references to Dosimetry LLC, as the surviving Person in the Merger and that all descriptions, requirements and obligations in the Note Purchase Agreement of Topco, its officers, directors and stockholders, shall be construed so as to give the Agent and the Purchasers the same rights and benefits under the Note Purchase Agreement as they currently have with respect to Topco. The Loan Parties agree that, at any time, promptly upon request of the Agent, they shall enter into any amendment requested by the Agent to clarify the applicability, scope and operations of any provisions of the Note Purchase Agreement or any other Purchase Document in a manner that comports with the provisions of this Section 2.1.
ARTICLE 3
AMENDMENT
          3.1 The Note Purchase Agreement is hereby amended as follows:
          (a) Article 7.1(i) is deleted in its entirety and replaced with the following:
          [reserved].
ARTICLE 4
CONDITIONS PRECEDENT
          The provisions set forth in Article 1, Article 2 and Article 3 hereof shall be effective as of the date on which GMS shall have entered into the Pledge and Security Agreement and Guaranty and the Agent shall have received this Agreement, executed and delivered by each applicable. Loan Party, the Agent and each Purchaser (the “Agreement Effective Date”).

ARTICLE 5
REPRESENTATIONS AND WARRANTIES
          In order to induce the Agent and the Purchasers to enter into this Agreement, each Loan Party represents and warrants to the Agent and each Purchaser, that:
          1. Corporate Power and Authority. As of the Agreement Effective Date, each Loan Party has all requisite power and authority to enter into this Agreement, and to carry out the transactions contemplated hereby. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of each Loan Party that is a party to this Agreement.
          2. No Conflict: Governmental Consents. The execution and delivery by each of the Loan Parties of the Agreement and the consummation of the transactions contemplated hereby, do not and will not (i) conflict in any material respect with or result in a material breach of the terms, conditions or provisions of, (ii) constitute a material default under, (iii) except as created pursuant to the Security Documents result in the creation of any Lien upon any of the Loan Parties’ capital stock or assets pursuant to, (iv) give any third party the right to accelerate any material obligation under, (v) result in a material violation of, or (vi) require any ‘material authorization, consent; approval, exemption or other ·action by 0):’ notice to any Governmental Authority job:’, except as could not reasonably be expected to have a Material Adverse Effect, any third party which has not been obtained pursuant to, the Charter Documents (as to which no materiality qualifiers shall apply) of any of the Loan Parties, or any Law to which any of the Loan Parties is subject, or any Contract, order, judgment or decree to which any of the Loan Parties is a party or to which they or their assets are subject.
          3. Binding Obligation. This Agreement has been duly executed and delivered by each Loan Party and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
          4. Absence of Default. After giving effect to each of the amendments set forth herein no Default or Event of Default shall have occurred and be continuing.
ARTICLE 6
MISCELLANEOUS
          This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Purchasers. The rights or obligations hereunder or any interest therein of any Loan Parry may not be assigned or delegated by any Loan Party without the prior written consent of all Purchasers. .
          Except as expressly amended hereby, the .Note Purchase Agreement and all other documents, agreements and instruments ‘relating thereto are and shall remain unmodified and in full force and effect. On and after the Agreement Effective Date, each reference in the Agreement to “this Agreement’’’, “hereunder”, “hereof’, “herein’’ or words of like import, and each reference in the Transaction Documents to the Note Purchase Agreement, shall mean and be a reference to the Agreement as amended hereby, and this Agreement and · the Note Purchase Agreement shall be read together and construed as a single instrument. This Agreement will not constitute a waiver of any provision of the Note Purchase Agreement other than a provision pursuant to which a Default or Event of Default would have occurred but for the effectiveness of this Agreement.
          In case any provision in or obligation hereunder or any Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected impaired thereby.
          Section headings herein are included herein for convenience of reference only and shall not constitute apart hereof for any other purpose or be given any substantive effect.
          THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY; AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD · TO CONFLICT OF LAWS PRINCIPLES.
          .This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.
          [The remainder of this page is intentionally left blank.].

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

LOAN PARTIES: MGP INSTRUMENTS, INC.
By:	/s/ Michael S. Wilson
	Name:	Michael S. Wilson
	Title:	Vice President/COO

DOSIMETRY ACQUISITIONS (U.S.), INC.
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	President

AMERICAN CAPITAL FINANCIAL SERVICES, INC., as Agent
By:	/s/ Robert Klein
	Name:	Robert Klein
Title:
DOSIMETRY -NEPA CONSENT

PURCHASERS: ACAS BUSINESS LOAN TRUST 29004-1
By:	AMERICAN CAPITAL STRATEGIES LTD., as Servicer

By:	/s/ Robert Klein
	Name:	Robert Klein
Title:

ACS FUNDING TRUST I
By:	AMERICAN CAPITAL STRATEGIES,
LTD., as Servicer

By:	/s/ Robert Klein
	Name:	Robert Klein
Title:

AMERICAN CAPITAL STRATEGIES, LTD.
By:	/s/ Robert Klein
	Name:	Robert Klein
Title:

DOSIMETRY -NEPA CONSENT